UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.  )

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Datasea, Inc.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Datasea, Inc.

20th Floor, Tower B, Guorui Plaza, 1 Ronghua South Road

Technological Development Zone

Beijing, People’s Republic of China 100176

+86 10-56145240

To the Stockholders of Datasea, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of Datasea, Inc., a Nevada corporation (the “Company”), to be held on November 16, 2020, at 9:00 AM, local time (BEIJING Time).

In light of the COVID-19 pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent regulatory and public health guidance, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. You will be able to attend this meeting online by visiting https://www.issuerdirect.com/virtual-event/DTSS where you will be able to vote and submit questions electronically prior to and during the meeting. Specific instructions for accessing the meeting are provided in the notice, proxy card or voting instruction form you will receive. If needed, we will provide additional details on how to participate in a press release, post on our corporate website, or file with the U.S. Securities and Exchange Commission as additional proxy material.

Information regarding each of the matters to be voted on at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. We urge you to read the proxy statement carefully. The proxy statement and proxy card are being mailed to all stockholders of record as of October 7, 2020.

Whether or not you plan to attend the virtual Annual Meeting, your vote is important and you are encouraged to vote promptly. If you received a paper copy of the proxy card by mail, you may sign, date and return the proxy card in the enclosed envelope.

Very truly yours,

	By:	/s/ Zhixin Liu
	Name:	Zhixin Liu
	Title:	Chairman of the Board and Chief Executive Officer
October 13, 2020

Important Notice Regarding the Availability of Proxy Materials

for the Annual Shareholder Meeting to be Held on November 16, 2020:

Electronic Copies of the Proxy Statement and

our 2020 Annual Report on Form 10-K are available at

https://www.westcoaststocktransfer.com/dtss-proxy/

**************

 Datasea, Inc.

20th Floor, Tower B, Guorui Plaza, 1 Ronghua South Road,

Technological Development Zone,

Beijing, People’s Republic of China 100176

+86 10-56145240

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 16, 2020

TO THE STOCKHOLDERS OF DATASEA, INC.:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders of Datasea, Inc. (the “Company”) will be held on November 16, 2020, at 9:00 AM, local time (BEIJING Time).

In light of the COVID-19 pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent regulatory and public health guidance, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. You will be able to attend this meeting online by visiting https://www.issuerdirect.com/virtual-event/DTSS where you will be able to vote and submit questions electronically prior to and during the meeting. Specific instructions for accessing the meeting are provided in the notice, proxy card or voting instruction form you received.

The following proposals will be brought for shareholder vote at this Annual Meeting:

1.	To elect Zhixin Liu, Fu Liu, Ling Wang, Douglas M. Osrow and Michael James Antonoplos, each to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified;
2.	To ratify the appointment of Morison Cogen LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2020;
3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement;
4.	To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers; and
5.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record of the Company at the close of business on October 7, 2020 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices for a period of ten days prior to the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

	By:	/s/ Zhixin Liu
	Name:	Zhixin Liu
	Title:	Chairman of the Board and Chief Executive Officer
October 13, 2020

i

DATASEA, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 16, 2020

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Datasea, Inc. for use at the Annual Meeting of the Company's stockholders to be held at the Datasea, Inc. (the “Company”), on November 16, 2020 at 9AM, local time, and at any adjournments or postponements of the Annual Meeting. The Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. You will be able to attend this meeting online by visiting https://www.issuerdirect.com/virtual-event/DTSS where you will be able to vote and submit questions electronically prior to and during the meeting. Specific instructions for accessing the meeting are provided in the notice, proxy card or voting instruction form you will receive. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. To vote your shares, you may complete, sign and return the enclosed proxy card using the envelope provided. The terms “Datasea,” “Company,” “we,” or “our” refer to Datasea, Inc.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1. To elect Zhixin Liu, Fu Liu, Ling Wang, Douglas M. Osrow and Michael James Antonoplos, each to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified;

2. To ratify the appointment of Morison Cogen LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2020;

3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement;

4. To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers; and

5. To transact such other business as properly may come before the annual meeting or any adjournments thereof.

WHO MAY VOTE ON THESE PROPOSALS?

We will send this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about October 12, 2020 to all stockholders as of October 7, 2020 (the “Record Date”). Stockholders who owned shares of our common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting. On the Record Date, we had 20,943,846 shares of issued and outstanding common stock entitled to vote at the Annual Meeting.

HOW MANY VOTES DO I HAVE?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting.

HOW DO I VOTE MY SHARES?

If you are a shareholder of record, you may vote by proxy. If you have received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card. To vote by proxy using the enclosed proxy card (only if you have received a printed copy of these proxy materials by mail), complete, sign and date your proxy card and return it promptly in the envelope provided. If you intend to vote by proxy, your vote must be received by 11:59 pm, local time, on November 15, 2020 to be counted.

If you are a “street name” holder, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote your shares.

If you are a registered stockholder of record, meaning that your shares are registered in your name, you have the following voting options. You may vote:

●	over the Internet at the web address noted on the proxy card you received (if you have access to the Internet, we encourage you to vote in this manner),

●	by email, by emailing your signed proxy card to vote2020@shuhaixinxi.com,

●	by facsimile by completing the reverse portion of the Proxy Card and fax it to 760-452-4423, or

●	by signing and dating your proxy card and mailing it as instructed on the card.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting will be postponed if a quorum is not present on November 16, 2020. The presence in person or by proxy of the holders of shares of capital stock issued and outstanding entitled to vote thereat representing at least a majority of the votes entitled to be cast thereat, present in person or represented by proxy will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained. Abstentions and broker non-votes are treated as shares present or represented at the meeting, but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

HOW DO I VOTE BY PROXY?

We urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors (the “Board”) as follows:

●	FOR the election of the Board’s nominees to our Board of Directors.

●	FOR ratification of the appointment of independent registered public accounting firm for the year ending June 30, 2020.

●	FOR approval, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement.

●	FOR approval of the recommendation by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company's named executive officers.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in the following ways:

●	You may send in another proxy with a later date.

●	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of Directors

A plurality of the eligible votes cast is required to elect director nominees, and as such, the five nominees who receive the greatest number of “For” votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more “For” votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on this proposal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The approval of Proposal 2 requires the affirmative vote of at least a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 3: Approval of the advisory vote approving the compensation of our named executive officers.

The approval of this Proposal requires the affirmative vote of at least a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 4: Recommendation by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of our named executive officers.

You may vote every “1 year”, “2 years” or “3 years” for the frequency of the advisory vote on executive compensation, or you may “abstain” from voting. Because stockholders are given the option to vote on a number of choices, no voting standard is applicable to this advisory vote and it is possible that no single choice will receive a majority vote. Moreover, because this vote is non-binding, the Board may determine the frequency of future advisory votes on executive compensation in its discretion.

Other Business That Is Properly Brought Before the Annual Meeting.

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters.” However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes,” properly brought before the meeting. The term “broker non-vote” refers to shares held by a brokerage firm, bank or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers and nominees do not have discretionary voting authority on certain non-routine matters and accordingly may not vote on such matters absent instructions from the beneficial holder. Discretionary items are proposals considered “routine” under the rules of the New York Stock Exchange (also applicable to NASDAQ-listed companies), such as the ratification of our independent registered public accounting firm and the proposal to approve the reverse stock split. Non-routine items for which brokers and nominees do not have discretionary voting power include the election of directors.

ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Nevada, our certificate of incorporation or our bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

WHERE ARE DATASEA’S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of the Company are located at 20th Floor, Tower B, Guorui Plaza, 1 Ronghua South Road, Technological Development Zone, Beijing, People’s Republic of China 100176, and our telephone number is +86 10-56145240.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT DATASEA?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Datasea, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of October 7, 2020, regarding beneficial ownership of our common stock by:

●	each of our directors;

●	each of our executive officers;

●	all directors and executive officers as a group; and

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our shares of common stock.

Beneficial ownership is determined according to the rules of the SEC, and generally means that person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security and includes options that are currently exercisable or exercisable within 60 days. Each director or officer, as the case may be, has furnished us with information with respect to beneficial ownership. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Name and Address of Beneficial Owner (2)	Number of Common Stock Beneficially Owned	% of Class Beneficially Owned (1)
5% or more stockholders

Zhixin Liu (4)	9,583,335	45.75%
Fu Liu (3)	5,416,668	25.86%

Directors and Executive Officers:

Jijin Zhang	--	--
Tongjun Si	--	--
Stephen (Chun Kwok) Wong	--	--
Ling Wang	--	--
Chunqi Jiao	--	--
All officers and directors as a group (five persons)	15,000,003	71.6%

(1)

Applicable percentage of ownership is based on 20,943,846 shares of common stock outstanding as of October 7, 2020, together with securities exercisable or convertible into ordinary shares within 60 days as of the date hereof for each stockholder.

(2)	Unless otherwise indicated, the address for the shareholders is 20th Floor, Tower B of Guorui Plaza, No.1 South Ronghua Road, Technological Development Zone, Beijing, People’s Republic of China,100176.

(3)	Director of the Company.

(4)	Chairman of the Board, CEO.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth the names and ages of all of our directors and executive officers as of October 7, 2020. Our officers are appointed by, and serve at the pleasure of, the Board of Directors.

Name	Age	Position

Zhixin Liu	34	Chairman of the Board, CEO
Jijin Zhang	51	Chief Financial Officer
Fu Liu	55	Director
Tongjun Si	79	Independent Director
Stephen (Chun Kwok) Wong	38	Independent Director
Ling Wang	64	Independent Director
Chunqi Jiao	48	Chief Technology Officer

Set forth below is biographical information about each of the individuals named in the tables above:

Ms. Zhixin Liu. Ms. Liu currently serves as our Chairman of the Board, Chief Executive Officer, President. Prior to founding Shuhai Beijing in February of 2015, from February 2012 to January 2015, Ms. Liu also worked as the General Manager of Harbin Jinfenglvyuan Bio-Technology Co., Ltd. where she was responsible for implementing the Company’s annual work plan, financial budget report, profit distribution, utilization plan, conducting the daily management of the Company, and signing agreements on behalf of the Company. From January 2011 to February 2012, Ms. Liu worked as a board director in Beijing Jinyajianguo Refrigeration Plants Manufacturing Co., Ltd., a private company. Ms. Liu studied IT Management at Employee University directly under Heilongjiang Provincial Governmental Departments. She also had business administration courses at China Agricultural University. As our President and Chief Executive Officer, Ms. Liu brings to the Board an intimate understanding of the industry and our operations. We believe Ms. Liu’s experience qualifies her to serve on our Board of Directors.

Mr. Jijin Zhang. Mr. Zhang has served as our Chief Financial Officer since December 21, 2018. Prior to joining our company, Mr. Zhang was the member of the Board of Supervisors of Beijing Tongfang Shenhuo Co., Ltd. overseeing its internal accounting practice, and the Chief Financial Officer of Hebei Tsinghua Tongfang Electronics Co., Ltd. from 2005 to August 2018. He served as Chief Financial Officer of Beijing Hede Group Co., Ltd. from 1995 to 2005. Mr. Zhang received his Bachelor’s degree in accounting from North China University of Technology in 1995.

Mr. Fu Liu. Mr. Liu currently serves as a member of our Board of Directors. Mr. Liu has served as the Chairman of the Board of Directors of Shuhai Beijing since February 2015. Prior to his service on the board of Shuhai Beijing, from February 2012 to January 2015, Mr. Liu served as the Chairman of Board of Directors of Harbin Jinfenglvyuan Bio-Technology Co. Ltd. From January 2011 to January 2015, he served as a director of Beijing Jinyajianguo Refrigeration Equipment Co., Ltd. Prior to that, Mr. Liu was the director of Kedong County Rural Economic Management Office in Qiqihar City in Heilongjiang Province from January 2005 to January 2012. Mr. Liu studied accounting at Heilongjiang Institute of Finance and Economics in June 1987 and completed legal studies at the CPC Party School Heilongjiang Provincial Committee in 1989. Among other qualifications, Mr. Liu brings to the Board extensive knowledge of our business, relevant executive officer experience as well as governmental and political expertise. We believe Mr. Liu’s experience qualifies him to serve on our Board of Directors.

Ms. Ling Wang. Ms. Ling Wang has served as a member of our Board of Directors since December 21, 2018. Ms. Wang served as the Secretary of Party Committee at University of International Business and Economics from 2004 to 2016. She also worked at Consulate General of the People’s Republic of China in San Francisco from 1999 to 2003. From 1987 to 1999, she served various positions at the Ministry of Education of the People’s Republic of China. Ms. Wang received a Master’s degree in law from Renmin University of China in 1983. We believe Ms. Wang’s experience qualifies her to serve on our Board of Directors.

Mr. Chunqi Jiao: Mr. Jiao has served as our Chief Technology Officer since October of 2019. Prior to joining our company, Mr. Jiao once served as the Technical Director of Beijing Tianxinghulian Information Technology Co., Ltd.; from January 2015 to May 2017, he worked as the Technical Director of Heilongjiang Beidoutianyu Satellite Co., Ltd.; from July 2010 to October 2014, head of Shenzhen Century Lianchuang Technology Development Co., Ltd. Heilongjiang Branch; from August 2008 to June 2010, Chief Technical Officer of Heilongjiang Tianwu Technology Co., Ltd.; from March 2003 to June 2008, R&D Manager of Harbin Longwei Electronic Development Co., Ltd.; from January 2001 to June 2002, Senior Software Engineer at Shanghai Huawei Technology Co., Ltd. Mr. Jiao graduated from Harbin University of Science and Technology with a master's degree in communication engineering in 2008 and graduated from Harbin Institute of technology with a bachelor's degree in automotive engineering in 1996.

No director is related to any other director or executive officer of our company or our subsidiaries, and, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

GOVERNANCE OF THE COMPANY

Our Board of Directors

Our Board of Directors oversees the business affairs of the Company and monitors the performance of management. The Board held 7 meetings during 2019. In addition to meetings of the full Board of Directors, our Board has established an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. During 2019, these Board committees held an additional 9 meetings during the year. Specifically, the breakdown of the committee meetings for 2019 are as follows: 5 for the Audit Committee, 2 for the Compensation Committee, and 2 for the Governance Committee. We believe that such interaction between fellow Board members and with management provided proper oversight of the Company. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors and committee meetings of which such director was a member (held during the period for which such director was in office).

Our Board is currently comprised of five members, three of which are independent directors per the NASDAQ Stock Market rules. To date, we believe the size of our Board has been sufficient for a company of our size. However, as our company grows and further develops our product candidates, our Board has indicated that at the appropriate time it would like to add one additional director that would provide the Board with additional experience and skills.

Board Committees

We established a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee. Our Board of Directors has adopted and approved a charter for each of these standing committees. The charters, which include the functions and responsibilities of each of the committees, can be found on our web site at http://www.dataseainc.com.

Audit Committee

Stephen Wong, Tongjun Si and Ling Wang are the current members of our Audit Committee and Stephen Wong serves as the chairperson. Each member of our Audit Committee meets the independence standards promulgated by the SEC and by NASDAQ as such standards apply specifically to members of audit committees. We adopted and approved a charter for the Audit Committee. In accordance with our Audit Committee Charter, our Audit Committee shall perform several functions, including:

●	evaluate the independence and performance of, and assesses the qualifications of, our independent auditor, and engages such independent auditor;

●	approve the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services, and approves in advance any non-audit service to be provided by the independent auditor;

●	monitor the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

●	review the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

●	oversee all aspects our systems of internal accounting control and corporate governance functions on behalf of the board;

●	review and approves in advance any proposed related-party transactions and report to the full Board of Directors on any approved transactions; and

It is determined that Stephen Wong possesses accounting or related financial management experience that qualifies him as an "audit committee financial expert" as defined by the rules and regulations of the SEC.

Compensation Committee

Ling Wang, Stephen Wong and Tongjun Si are the current members of our Compensation Committee and Ling Wang is the chairperson. All members of our Compensation Committee are qualified as independent under the current definition promulgated by NASDAQ. The Board adopted and approved a Charter for the Compensation Committee. In accordance with the Compensation Committee’s Charter, the Compensation Committee shall be responsible for overseeing and making recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices.

Nomination and Corporate Governance Committee

Tongjun Si, Ling Wang and Stephen Wong are the current members of our Nomination and Corporate Governance Committee and Tongjun Si serves as the chairperson. All members of our Nomination and Corporate Governance Committee are qualified as independent under the current definition promulgated by NASDAQ. The Board adopted and approved a Charter for the Nomination and Corporate Governance Committee prior to consummation of this offering. In accordance with the Nomination and Corporate Governance Committee’s Charter, the Nomination and Corporate Governance Committee shall be responsible to identity and propose new potential director nominees to the Board for consideration and review our corporate governance policies.

Independence of the Board

As required under the Nasdaq Stock Market listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board. Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning her or his background, employment, and affiliations, our Board has determined that Stephen Wong, Tongjun Si and Ling Wang do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing requirements and rules of Nasdaq. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with the Company.

Board Member Attendance at Annual Meetings

We do not have a formal policy regarding Board attendance at our annual meetings, however, all of our directors are invited to the annual meeting and all of our directors at the time attended our prior annual meeting.

Board Leadership Structure and Role in Risk Oversight

Zhixin Liu serves as both our Chief Executive Officer and Chairman of the Board. Our Board has no policy with regard to the separation of the offices of Chairman of the Board and Chief Executive Officer, and believes, given the size of our company, it is appropriate for Zhixin Liu to serve in both roles. Currently, we do not have any independent director who serves as the Lead Independent Director of our Board. Our management is responsible for managing risks in our business, including developing processes to manage and monitor risks. The Board views its role as one of oversight. The Board focuses on understanding management’s risk management systems, the effectiveness of those systems, and the way in which management proactively manages risks. In addition, the Board utilizes the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee to manage risks that arise under each committee’s area of focus.

Nomination of Director Candidates

We receive suggestions for potential director nominees from many sources, including members of the Board, advisors, and stockholders. Any such nominations, together with appropriate biographical information, should be submitted to the Chairperson of the Nominating and Corporate Governance Committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. Our Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and our stockholders. Candidates whose evaluations are favorable are recommended by our Nominating and Corporate Governance Committee to the full Board for consideration. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual meeting.

A stockholder wishing to nominate a candidate for election to our Board of Directors at any annual meeting at which the Board of Directors has determined that one or more directors will be elected must submit a written notice of his or her nomination of a candidate to the Chairperson of the Nominating and Corporate Governance Committee (c/o the Corporate Secretary), providing the candidates name, biographical data and other relevant information together with a consent from the nominee. Pursuant to our Bylaws, the submission must be received at our principal executive offices 120 days prior to the anniversary date of the mailing date of our previous year’s proxy statement so as to permit the Board of Directors time to evaluate the qualifications of the nominee.

We have not employed an executive search firm, or paid a fee to any other third party, to locate qualified candidates for director positions.

Stockholder Communications with Directors

Persons wishing to write to our Board, or to a specified director or committee of the Board, should send correspondence to the Company’s Corporate Secretary at the Company’s executive offices. Electronic submissions of stockholder correspondence will not be accepted. The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board or to the affairs of Datasea. Any correspondence received that is addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

Code of Ethics

We have adopted a written code of ethics that applies to our directors, principal executive officer, principal financial officer, principal accounting officer or controller and any persons performing similar functions. The code of ethics is on the “Investors - Corporate Governance - Governance Documents” section of our web site at http://www.dataseainc.com. We intend to disclose any future amendments to, or waivers from, the code of ethics within four business days of the waiver or amendment through a website posting or by filing a Current Report on Form 8-K with the SEC.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officer Compensation

The following table provides disclosure concerning all compensation paid for services to the Company in all capacities for our fiscal years ended June 30, 2020 and 2019, respectively, for (i) each person serving as our principal executive officer (“PEO”), (ii) each person serving as our principal financial officer (“PFO”) and (iii) our two most highly compensated executive officers other than our PEO and PFO whose total compensation exceeded $100,000 (collectively with the PEO, referred to as the “named executive officers” in this Executive Compensation section).

Summary Compensation Table

Name and	Fiscal	Salary	Bonus	Stock Awards	Option Awards	Other Compensation	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)

Ms. Zhixin Liu	2020	$43,174	—	—	—	—	$43,174
Chairman, CEO	2019	$35,686	—	—	—	—	$35,686
Jijin Zhang	2020	$4,397					$4,397
CFO	2019	$15,506					$15,506
Chunqi Jiao CTO	2020	$19,924					$19,924

(1)

Since January 1, 2017, the actual monthly salary Ms. Liu received was RMB 20,300 (approximately $3,056). According to the amendment to the employment agreement, Ms. Liu is entitled to a monthly salary of RMB 20,000 (approximately $3,011) plus any bonuses, transport allowances and housing allowances. Ms. Liu waived her rights of receiving any allowances or bonuses that have not been paid in fiscal years 2018 and 2017. Starting from July 1, 2019, Liu's monthly salary will be adjusted to 25,300 yuan (about $3,598), with annual payroll of RMB600,000 yuan ($85,325.44).

Option Grants in Last Fiscal Year

There were no options granted to our executive officer in the fiscal year ended June 30, 2020.

Employment Agreements

The Company does not have any written employment agreements with its officers other than the agreement described below.

Employment Contract – Zhixin Liu

We entered into an employment agreement with Ms. Zhixin Liu on February 11, 2018, pursuant to which she serves as our Chief Executive Officer until February 10, 2021 and receives an actual monthly salary of RMB 20,000 (approximately $3,011). Ms. Liu is also eligible to receive bonuses, transport allowances and housing allowances. Starting from July 1, 2019, Liu's monthly salary will be adjusted to 25,300 yuan (about $3,598), with annual payroll of RMB600,000 yuan ($85,325.44). The employment agreement and its amendment may be terminated in accordance with the provisions of PRC Labor Law. The employment agreement also contains other customary terms under PRC law.

Equity Compensation Plan Information

On June 15, 2020, the Company filed a registration statement on Form S-8 to register the shares in connection with the Company’s 2018 Plan adopted by the Board. On August 22, 2018, our Board and majority stockholders adopted a 2018 Equity Incentive Plan, or the 2018 Plan, for our company to award up to a maximum of 4,000,000 shares of our common stock, to attract and retain the best available personnel, provide additional incentives to employees, directors and consultants and promote the success of our business. No awards have been granted under the 2018 Plan as of the date of this report, but our Board or a designated committee thereof will have the ability in its discretion from time to time to make awards under the 2018 Plan, including to our officers and directors. The following paragraphs describe the principal terms of the 2018 Plan.

Types of Awards. The 2018 Plan permits the awards of options, stock appreciation rights, restricted stock, restricted stock units, stock bonus awards and/or performance compensation awards.

Plan Administration. Our Board or a committee appointed by our Board will administer the 2018 Plan. Such plan administrator will determine the participants to receive awards, the type and number of awards to be granted to each participant, and the terms and conditions of each grant.

Award Agreement. Awards granted under the 2018 Plan are evidenced by an award agreement that sets forth the terms, conditions and limitations for each award, which may include the term of the award, the provisions applicable in the event of the grantee’s employment or service terminates, and our authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind the award.

Eligibility. We may grant awards to our employees, directors and consultants or prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from our company or our affiliates.

Exercise of Options. The plan administrator determines the expiration date of each award. However, the term of any award may not exceed ten years from the date of a grant. If any such award is not exercised prior to expiration, the award will be deemed forfeited.

Transfer Restrictions. Awards may not be transferred in any manner by the recipient other than by will or the laws of descent and distribution, except as otherwise provided by the plan administrator.

Amendment and Termination of the 2018 Plan.  Our Board has the authority to amend, alter, suspend, discontinue, or terminate the plan. However, no such action may adversely affect in any material way any awards previously granted unless agreed by the recipient.

Director Compensation

The following table shows for the fiscal year ended June 30, 2020, certain information with respect to the compensation of our directors.

Fiscal Year 2020 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Zhixin Liu*	—	—	—
Fu Liu	34,642		34,642
Tongjun Si	-		-
Stephen (Chun Kwok) Wong	5972		5972
Ling Wong	7110		7110

*	Ms. Liu, our Chief Executive Officer, is also the chair of our Board but does not receive any additional compensation for her service as a director. See the section titled “Executive Compensation” for more information regarding the compensation of Ms. Liu.

RELATED PARTY TRANSACTIONS

Ms. Liu has paid certain operating expenses on behalf of us for product research and development, market expansion and general operation. As of June 30, 2019, the amounts due to Ms. Liu were $86,733. These amounts have been settled by June 30, 2020.

On January 1, 2016, Ms. Liu entered into a car rental agreement with us. Pursuant to the agreement, we rent a car from Ms. Liu for a monthly rent of approximately $764. The agreement expired on December 31, 2018 but was extended by the parties to December 31, 2020. The rent paid under this agreement was $13,184 and $9,000 for the years ended June 30, 2019 and 2018 respectively.

The car rental agreement, dated from January 2019 to December 31, 2020, by and between Ms. Zhixin Liu and Shuhai Information Technology Co., Ltd., has been agreed to terminate on November 30, 2019 due to market price.

Ms. Zhixin Liu entered into a car rental agreement with Tianjin Information Sea Information Technology Co., Ltd. on November 30, 2019. The license plate number is QL17B9. The rental period is from December 1, 2019 to December 31, 2020 for a total of 13 months. The monthly rent is RMB 12,000 (or 1,706 in US dollars).

Ms. Zhixin Liu entered into a car rental agreement with Tianjin Information Sea Information Technology Co., Ltd. on January 1, 2020. The rental period is from January 1, 2020 to December 31, 2020 for a total of 12 months. The monthly rent is RMB 20,000 (or 2,844 in US dollars).

On November 11, 2017, we bought a used car for $3,054 from Harbin Jinfenglvyuan Biotechnology Co., Ltd, a related entity owned by Mr. Fu Liu.

In April 2017, we entered into an apartment rental agreement with Ms. Liu. Pursuant to the agreement, we rent an apartment from Ms. Liu with an annual rent of approximately $2,930. The agreement was renewed and the term was extended to April 30, 2020.

This rental agreement was renewed for another year on May 1, 2020 and will expire on April 30, 2021. The annual rent is approximately $2,828.

For purpose of business expansion, Heilongjiang Xungrui signed a new rental agreement with Ms. Liu on October 1, 2019 to meet the Company's operational needs. The rental term is from October 1, 2019 to September 30, 2021 with an annual rent around $23,293.85. The office space that has been rent is sufficient to meet our current operational needs.

Pre-Approval Policies and Procedures

Our Board reviewed and approved all audit and non-audit services provided by our independent registered public accounting firms, and has determined that their provision of such services to us during fiscal 2020 and 2019 is compatible with and did not impair their independence.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consists of Zhixin Liu, Fu Liu, Tongjun Si, Stephen (Chun Kwok) Wong, and Ling Wang. Si Tongjun and Chun Kwok Wong expressed their respective wishes not to be renominated to serve on the Board for personal/health reasons. As a result, the Nominating and Governance Committee did not nominate them to stand for re-election, and instead considered and nominated the candidacies of Douglas M. Osrow and Michael James Antonoplos to stand for election at the Annual Meeting. Their respective background information is set forth below:

Douglaw M. Osrow. From June 2018 to present, Mr. Osrow served as the principal of 65098 LLC, an Internet marketing company. From October 2013 to May 2018, he held the title of Chief Financial Officer of Remark Holdings, a hospitality company. Mr. Osrow hold an undergraduate degree in History and Political Science, Northwestern University (1995) and an MBA degree from Kellogg School of Management, Northwestern University (2004). We believe that Mr. Osrow’s significant business experience would be a valuable contribution to the Board and its committees.

Michael J. Antonoplos. From January 2001 to present, Mr. Antonoplos has been managing principal of Bayard Street Capital, a commercial real estate company. He holds an undergraduate degree in Psychology and Political Science from University of Pittsburgh (1974). We believe that his significant commercial and business experience would be a valuable contribution to the Board and its committees.

The Nominating and Governance Committee nominated and recommended them for the Board approval, and the Board approved and recommended vote FOR each of Zhixin Liu, Fu Liu, Ling Wang, Douglas M. Osrow and Michael James Antonoplos.

All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the next annual meeting of shareholders or until each successor is duly elected and qualified, and will be assigned to serve on the standing committees of the Board. Biographical information for our directors is provided above in the section entitled “Information About Directors and Executive Officers.”

Vote Required and Recommendation of the Board of Directors

A plurality of the eligible votes cast is required to elect director nominees, and as such, the five nominees who receive the greatest number of “For” votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more votes than any other nominee for the same director’s seat.

The Board recommends that stockholders vote FOR each of the director nominees for election to our Board of Directors.

PROPOSAL 2

TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Morison Cogen LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending June 30, 2020. Our stockholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors. Representatives of Morison Cogen LLP are expected to be present virtually at the Annual Meeting, and will be available to respond to appropriate questions.

The following table sets forth fees billed to us by our independent registered public accounting firm Morison Cogen LLP and previous Wei, Wei & Co., LLP, for the fiscal years ended June 30, 2020 and 2019 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) services by our independent registered public accounting firms that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered.

	2020	2019

Audit Fees	$50,000	$58,000
Audit-Related Fees	$17,000	—
Tax Fees	—	—
All Other Fees	—	—
Total:	$67,000	$58,000

●	Audit Fees - Audit fees represent the aggregate fees billed for professional services rendered by our independent accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports, review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

●	Audit-Related Fees - Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees.

●	Tax Fees - Tax fees represent the aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, and tax planning for such years.

●	All Other Fees - All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditors. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 2 requires the affirmative vote of at least a majority of the shares present in person or by proxy and entitled to vote on the matter.

The Board recommends that stockholders vote FOR the ratification of the auditor appointment.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Morison Cogen LLP, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements. We have reviewed and discussed with management and Morison Cogen LLP the Company’s audited financial statements. We discussed with Morison Cogen LLP the overall scope and plans of their audit. We met with Morison Cogen LLP, with and without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting. With regard to the fiscal year ended June 30, 2020, the Audit Committee (i) reviewed and discussed with management the Company’s audited financial statements as of June 30, 2020, and for the year then ended; (ii) discussed with Morison Cogen LLP the matters required by Public Company Accounting Oversight Board (PCAOB) AS Section 1301, Communications with Audit Committees; (iii) received the written disclosures and the letter from Morison Cogen LLP required by applicable requirements of the PCAOB regarding Morison Cogen LLP’s communications with the Audit Committee regarding independence; and (iv) discussed with Morison Cogen LLP their independence. Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2020, for filing with the Securities and Exchange Commission.

/s/ Stephen Wong (Chair), Tongjun Si and Ling Wang

PROPOSAL 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, which is often referred to as a “say-on-pay” proposal, is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). This Annual Meeting will be the first time we present our stockholders with a “say-on-pay” proposal.

Our executive compensation program is designed to attract, motivate, and retain our executive officers, who are critical to our success. As described in the section entitled “Execution Compensation”, our executive compensation program contains elements of cash and equity-based compensation. The base salaries paid to our executive officers, including our CEO and CFO, are based on the employment agreements (as later amended) we entered into with each of them. We believe our program is designed to align the interests of our named executive officers with those of our stockholders and to reward our named executive officers for the achievement of our near-term and longer-term financial and strategic goals.

The Board of Directors is asking our stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to our named executive officers, as disclosed in our proxy statement for the 2020 Annual Meeting pursuant to the rules of the Securities and Exchange Commission, including the compensation tables and any other related disclosure, is hereby APPROVED.

Though this proposal calls for a non-binding advisory vote, our Board and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Vote Required and Board Recommendation

The approval of Proposal 3 requires the affirmative vote of at least a majority of the shares present in person or by proxy and entitled to vote on the matter.

The Board recommends vote FOR the resolution approving the executive compensation of the Company.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE NAMED EXECUTIVE OFFICER COMPENSATION ADVISORY VOTES

In Proposal 4 above, we are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this proposal, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future “say-on-pay” votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain from voting. This proposal, which is often referred to as a “say-on-frequency” proposal, also is required by the Dodd-Frank Act. This Annual Meeting will be the first time we present our stockholders with a “say-on-frequency” proposal.

Because this proposal calls for a non-binding advisory vote, our Board and the Compensation Committee may determine to hold “say-on-pay” votes more or less frequently than the option selected by our stockholders (though no less frequently than once every three years). However, our Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of future “say-on-pay” votes. In the future, we will provide a “say-on-frequency” vote at least once every six years as required by the Dodd-Frank Act.

The Board believes that a say-on-pay vote every three years is most appropriate for our Company, as this will provide an effective way for the Company to periodically obtain stockholders’ opinions regarding executive compensation and allow adequate time for the Company to respond to stockholder feedback. We believe a three-year cycle will provide stockholders with time to evaluate the effects of our executive compensation strategies and their impact on our performance, financial, and business goals. By contrast, a more frequent vote might lead to a short-term perspective on executive compensation that is inconsistent with the longer-term approach taken by our Compensation Committee and with which we currently view our business.

Before making its recommendation, the Board considered the arguments in favor of more frequent votes, including increased opportunities for stockholder input and the belief that annual votes might promote greater accountability on executive compensation. After considering the alternatives, the Board believes that, on balance, a three-year cycle is most appropriate for the Company. The Compensation Committee intends to periodically reassess this triennial approach and, if appropriate, may provide for a more frequent say-on-pay vote.

Vote Required and Board Recommendation

You may vote every “1 year”, “2 years” or “3 years” for the frequency of the advisory vote on executive compensation, or you may “abstain” from voting. Because stockholders are given the option to vote on a number of choices, no voting standard is applicable to this advisory vote and it is possible that no single choice will receive a majority vote. Moreover, because this vote is non-binding, the Board may determine the frequency of future advisory votes on executive compensation in its discretion.

The Board recommends that stockholders select “EVERY 3 YEARS” on the proposal recommending the frequency of advisory votes on named executive officer compensation.

PROPOSAL 5

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1, 2, 3 or 4 one or more of our proxy holders may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies. In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal 1, 2, 3 or 4. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Annual Meeting and any adjourned session of the Annual Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, 2, 3 or 4, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals. If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The approval of this Proposal requires the affirmative vote of the stockholders present in person or represented by proxy holding shares representing at least a majority of the votes so present or represented and entitled to be cast thereon.

The Board recommends a vote “FOR” the approval of this Proposal.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report are available on the internet at: https://www.westcoaststocktransfer.com/dtss-proxy/. A copy of our 2020 Annual Report on Form 10-K has been mailed concurrently with this proxy statement to stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of these exhibits without cost upon request by eligible stockholders. Requests for copies of such exhibits should be mailed to 20th Floor, Tower B, Guorui Plaza, 1 Ronghua South Road, Technological Development Zone, Beijing, People’s Republic of China 100176, Attention: Corporate Secretary.

OTHER PROPOSED ACTION

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to 20th Floor, Tower B, Guorui Plaza, 1 Ronghua South Road, Technological Development Zone, Beijing, People’s Republic of China 100176, Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their brokers. In addition, upon written request to the address set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

In order to be eligible for inclusion in our proxy statement and form of proxy for our 2021 Annual Meeting, a proposal of a stockholder, including the submission of a stockholder nominee for election to our Board of Directors, must be received at our principal executive offices located in Beijing, PRC no later than April 10, 2021 (the “Deadline”). For any proposal that a stockholder wishes to propose for consideration at the 2021 Annual Meeting but does not wish to include in the proxy materials for that meeting, our Amended and Restated Bylaws require a notice of the proposal to be delivered not less than 120 days prior to the anniversary of the mailing date of our proxy materials for the preceding annual meeting of stockholders. The notice of the proposal also must comply with the content requirements for such notices set forth in our Amended and Restated Bylaws. Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors of Datasea, Inc.

By:	/s/ Zhixin Liu
Name:	Zhixin Liu
Title:	Chairman of the Board and Chief Executive Officer

October 13, 2020

*****

DATASEA, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 16, 2020

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated October 13, 2020, and hereby appoints Zhixin Liu, as the proxy for the undersigned, with full power of substitution, to vote all of the undersigned's shares of common stock of Datasea, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held on November 16, 2020 at 9AM, local time. The Annual Meeting will be held in a virtual meeting format via live webcast on the Internet. You will be able to attend and participate in the Annual Meeting online by visiting https://www.issuerdirect.com/virtual-event/DTSS.

1.	To elect Zhixin Liu, Fu Liu, Ling Wang, Douglas M. Osrow and Michael James Antonoplos, each to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLDING AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT

(SEE INSTRUCTIONS BELOW)

☐ Zhixin Liu   ☐ Fu Liu     ☐ Ling Wang    ☐ Douglas M. Osrow     ☐ Michael James Antonoplos

2.	To ratify the appointment of Morison Cogen LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2020.

☐	For	☐	Against	☐	Abstain

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement.

☐	For	☐	Against	☐	Abstain

4.	To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

☐	3 years	☐	2 years

☐	Abstain	☐	1 year

5.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends a vote FOR the director nominees and proposals above and if no specification is made, the shares will be voted for such nominees and proposals.

Dated _________________, 2020

Stockholder's Signature _________________________
Stockholder's Signature _________________________

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES SET FORTH IN PROPOSAL 1, FOR THE PROPOSALS SET FORTH IN ITEM 2 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 3. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.